UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2011
POWERSECURE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12014	84-1169358

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolin	27587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 3, 2011, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the quarter ended September 30, 2011 and that it is holding a conference call regarding its financial results and its business operations, strategic initiatives and future prospects at 5:30 p.m., Eastern time, on November 3, 2011. The full text of the Company’s press release containing this announcement is attached to this Report as Exhibit 99.1 and incorporated herein by this reference.
The attached press release contains references by the Company to certain non-GAAP financial information. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The press release filed herewith as Exhibit 99.1 also contains forward-looking statements relating to the Company’s future performance, and such forward-looking statements are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is set forth under the items “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for fiscal 2010 and in the Company’s Quarterly Report on Form 10-Q for fiscal quarter ended September 30, 2011 that the Company expects to file on or about November 3, 2011, as well as other risks, uncertainties and other factors discussed in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files with or furnishes to the Securities and Exchange Commission.
The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
On November 3, 2011, the Company issued a press release announcing that its Board of Directors had authorized a stock repurchase program of up to $5 million in shares of the Company’s common stock, par value $.01 per share. Repurchases of shares can be made from time to time in open market purchases or in privately negotiated transactions. The timing and amount of any shares repurchased will be determined in the discretion of the Company’s management based on its evaluation of market conditions and other factors. The stock repurchase program may continue for a period of up to 24 months, although it may be suspended from time to time or discontinued at any time, or it may be renewed or extended, in the discretion of the Board of Directors. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of PowerSecure International, Inc., issued November 3, 2011, announcing its financial results for the quarter ended September 30, 2011

99.2	Press Release of PowerSecure International, Inc., issued November 3, 2011, announcing its adoption of a stock repurchase program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer
Dated: November 3, 2011

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